UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

8800 HSC Parkway
Bryan, Texas 77807

June 14, 2022

Dear Stockholder:

On or about May 31, 2022, iBio, Inc. (the “Company”) furnished or otherwise made available to stockholders a definitive proxy statement describing the matters to be voted upon at our Special Meeting of Stockholders (the “Special Meeting”) to be held at 8:30 a.m., Central time, on June 30, 2022. We refer to such definitive proxy statement, as filed with the Securities and Exchange Commission on May 24, 2022 (the “Proxy Statement”).

The purpose of this letter is to alert you that our Board of Directors has determined to modify Proposal 2, a proposal included in our Proxy Statement to adopt an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to decrease, immediately following and conditioned upon the effectiveness of the reverse stock split set forth in Proposal 1 in the Proxy Statement (the “Reverse Stock Split”), the number of authorized shares of our common stock (the “Authorized Share Decrease”) from 275,000,000 to 22,000,000. We have enclosed with this letter the Revised Notice of Special Meeting, Amendment No. 1 to the Proxy Statement, a new proxy card, and a return envelope. Amendment No.1 to the Proxy Statement should be read in conjunction with the Proxy Statement.

Amendment No.1 to the Proxy Statement included with this letter modifies the proposed amendment to the Certificate of Incorporation by decreasing the proposed aggregate number of shares of our common stock that would be authorized to be issued from 55,000,000 shares to 22,000,000 shares. As amended, the proposed number of authorized shares represents a decrease in shares of our authorized common stock from the 275,000,000 shares of our common stock currently authorized in the Certificate of Incorporation. The Board of Directors determined that the reduction in the proposed number of authorized shares was advisable and in the best interests of the Company for a number of reasons including, but not limited to, conforming with the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by the Company and to ensure that the Company does not have, following implementation of the Reverse Stock Split, if approved by the stockholders and effected, what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock.

The Board believes that the approval of Proposal 2 is important and in the best interests of the Company and its stockholders. The Company believes that even with this decrease in the number of authorized shares, the Company will have the ability to issue sufficient additional shares in connection with potential financings, business combinations, incentive awards to attract or retain qualified management and other key personnel or other corporate purposes. The Board further believes that the proposed amendment, as modified, represents a number of authorized shares that is appropriate in light of these corporate objectives.

Please review Amendment No. 1 to the Proxy Statement and the attached Revised Notice of Special Meeting included with this letter for more information regarding the modified proposal and for information about how you can vote or change your vote. If you have not already voted your shares with respect to Proposal 2, we urge that you please do so now.

If you have any questions about the Special Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you can contact our proxy solicitor Okapi Partners LLC toll free: (844) 203-3605.

On behalf of the Board of Directors and the employees of iBio, Inc. we thank you for your continued support and look forward to you joining us at the Special Meeting.

Sincerely,

/s/ Thomas F. Isett

Thomas F. Isett

Executive Chairman, President and Chief Executive Officer

8800 HSC Parkway
Bryan, Texas 77807

June 14, 2022

REVISED NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of iBio, Inc., a Delaware corporation (the “Company”). The meeting will be held on June 30, 2022 at 8:30 a.m., Central Time, virtually via the internet at www.virtualshareholdermeeting.com/IBIO2022SM. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be held in a virtual-only meeting format. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting www.virtualshareholdermeeting.com/IBIO2022SM and entering the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. Guests may join the Special Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual meeting. Once admitted, you may submit questions, vote or view our list of stockholders during the Special Meeting by following the instructions that will be available on the meeting website. You may log into the meeting platform beginning at 8:20 a.m. Central Time on June 30, 2022. To submit a question before the meeting, visit www.proxyvote.com with your 16-digit control number and select the “Submit a Question for Management” option. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/IBIO2022SM, enter your 16-digit control number and type your question into the “Ask a Question” field and click “Submit.” The purpose of the Special Meeting and the matters to be acted on are stated in this Revised Notice of Special Meeting of Stockholders.

The Special Meeting has been called by the Board of Directors to submit to stockholders for consideration and approval the following matters:

1.

an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of Common Stock, $0.001 par value per share (the “Common Stock”), at the ratio of one (1) share of Common Stock for every twenty five (25) shares of Common Stock (the “Reverse Stock Split Ratio”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable (the “Reverse Stock Split Proposal”);

2.

an amendment to our Certificate of Incorporation, as amended, to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock (the “Authorized Share Decrease”) from 275,000,000 to 22,000,000 (the “Authorized Share Decrease Proposal”); and

3.

a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either the Reserve Stock Split Proposal and/or the Authorized Share Decrease Proposal.

The matters listed in this Revised Notice of Special Meeting are described in detail in the Proxy Statement previously delivered, as amended by Amendment No. 1 to the Proxy Statement that we are delivering with this Revised Notice of Special Meeting. The Board of Directors has fixed the close of business on May 12, 2022 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment of the Special Meeting. Only holders of record of shares of our Common Stock and our Series 2022 Convertible Preferred Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the Special Meeting and for the ten days preceding the Special Meeting at the Company’s offices located at 8800 HSC Parkway, Bryan, Texas 77807 during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at www.virtualshareholdermeeting.com/IBIO2022SM.YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AT THE SPECIAL MEETING AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY CARD) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 8800 HSC PARKWAY, BRYAN, TEXAS 77807, OR BY PHONE AT (979) 446-0027.

On behalf of the Board of Directors and the employees of iBio, Inc. we thank you for your continued support and look forward to you joining us at the Special Meeting.

/s/Thomas F. Isett

Thomas F. Isett

Executive Chairman, President and Chief Executive Officer

iBio, Inc.

Amendment No. 1 to Proxy Statement For 2022 Special Meeting of Stockholders

Explanatory Note

This Amendment No. 1 (this “Amendment”) amends the Definitive Proxy Statement (the “Proxy Statement”) filed by iBio, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on May 24, 2022. The Proxy Statement was filed in connection with the Company’s 2022 Special Meeting of Stockholders to be held on June 30, 2022 (the “Special Meeting”) at 8:30 a.m., Central Time, virtually via the internet at www.virtualshareholdermeeting.com/IBIO2022SM.

At the direction of the Company’s Board of Directors, the Company is filing this Amendment to amend Proposal 2 as set forth in the Proxy Statement, which would have approved an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock from 275,000,000 to 55,000,000 (the “Authorized Share Decrease Proposal”). The Board of Directors has altered the proposed amendment by decreasing the proposed aggregate number of shares of common stock that the Company will be authorized to issue upon approval of the proposal from 55,000,000 shares to 22,000,000 shares. Proposal 2 in the Proxy Statement is hereby amended with the contents of the Amendment to Proposal 2 as contained in this Amendment. For clarity, all additional references in the Proxy Statement (including in the original Notice of Special Meeting) to 55,000,000 shares shall hereby be amended to reference 22,000,000 shares.

Except as described in this Amendment, the information provided in the Proxy Statement is unchanged and continues to apply. The information contained in this Amendment modifies and supersedes any inconsistent material with respect to Proposal 2 contained in the Proxy Statement, and for clarity, all references to Proposal 2 contained in the Proxy Statement should be read to refer to Proposal 2 as contained in this Amendment. This Amendment should be read together with the Proxy Statement, which contains important additional information. Capitalized terms used but not otherwise defined in this Proxy Amendment have the meanings ascribed to them in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Special Meeting of Stockholders

This Proxy Amendment and an updated Proxy Card are being mailed to stockholders on or about June 15, 2022. In accordance with the rules of the SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our adjourned Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders of record as of the close of business on May 12, 2022, paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Amendment and the Proxy Statement are available to holders of our common stock and our Series 2022 Convertible Preferred Stock at www.proxyvote.com.

Voting or Changing Your Vote

You may vote or change your vote at the Special Meeting by voting online during the live audio webcast or you may cast your vote by (1) mailing your signed updated Proxy Card or voter instruction card; (2) using the internet at www.proxyvote.com; or (3) calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903.

AMENDMENT TO PROPOSAL 2

At the Special Meeting, stockholders are being asked, among other things, to vote on a proposal, identified in the Proxy Statement as Proposal 2, to approve an amendment to the Company’s Certificate of Incorporation to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock (the “Authorized Share Decrease Proposal”). The Board of Directors had previously approved the amendment, subject to stockholder approval, to decrease the number of authorized shares of Common Stock from 275,000,000 to 55,000,000.

On June 14, 2022, in order to, among other things, facilitate stockholder approval of the proposed Authorized Share Decrease Proposal, the Board determined that it was advisable and in the best interests of the Company, and approved revising the proposed amendment to the Company’s Certificate of Incorporation to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock from 275,000,000 to 22,000,000.

Other than the changes described above, all other terms of the amendment to the Company’s Certificate of Incorporation, as reflected in Proposal 2, will remain as described in the Proxy Statement. The foregoing summary of the amendment to the Certificate of Incorporation is qualified in its entirety by reference to the amended text of the amendment to the Certificate of Incorporation, which is attached to this Amendment as Appendix B.

The proposed amendment to the Certificate of Incorporation, as described below in Proposal 2 to the Proxy Statement as amended by this Amendment, will be presented to stockholders for their approval at the Special Meeting. All references to the Authorized Share Decrease, the Authorized Share Decrease Proposal and the proposed amendment to the Certificate of Incorporation to decrease the number of authorized shares of Common Stock contained in the Proxy Statement and proxy card pertaining to the Special Meeting shall be deemed to refer to the Authorized Share Decrease, the Authorized Share Decrease Proposal and the proposed amendment to the Certificate of Incorporation to decrease the number of authorized shares of Common Stock, as amended by this Amendment. Stockholders may access, view and download the Proxy Statement and this Amendment over the Internet at www.ibioinc.com.

The following table sets forth the approximate number of shares of the Common Stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of Common Stock at the Reverse Stock Split Ratio, based on 218,165,624 shares of Common Stock actually outstanding as of May 12, 2022. The table does not account for fractional shares that will be paid in cash.

	Estimated Number of Shares of Common Stock Before Reverse Stock Split and Before Authorized Share Decrease	Estimated Number of Shares of Common Stock After Reverse Stock Split and Before Authorized Share Decrease	Estimated Number of Shares of Common Stock After Reverse Stock Split and After Authorized Share Decrease
Authorized Common Stock	275,000,000	275,000,000	22,000,000
Shares of Common Stock issued and outstanding	218,165,624	8,726,625	8,726,625
Shares of Common Stock issuable under outstanding options, Preferred Stock and RSUs or reserved for issuance under existing plans	36,295,243	1,451,809	1,451,809
Shares of Common Stock authorized but unissued (Authorized Common Shares minus issued and outstanding shares, shares issuable upon outstanding options and RSUs and shares reserved for issuance under existing incentive plans)	20,539,133	264,821,567	11,821,565

AMENDMENT TO PROXY STATEMENT

The disclosure under the heading Proposal 2 as set forth on pages 18 and 19 of the Proxy Statement is amended and restated in its entirety as follows:

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE, IMMEDIATELY FOLLOWING AND CONDITIONED UPON THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT, THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 275,000,000 TO 22,000,000

The Board of Directors has approved and is requesting stockholder approval to amend the Certificate of Incorporation to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock from 275,000,000 to 22,000,000.

This amendment is contingent upon, and will be implemented only if, the Reverse Stock Split Proposal is approved by the stockholders and the Reverse Stock Split is effected by the Board.

In the event that the Authorized Share Decrease Proposal is approved but the Reverse Stock Split Proposal is not approved, the Board will abandon Proposal 2 and the proposed Authorized Share Decrease will not be implemented. If our stockholders approve the Reverse Stock Split Proposal and the Board chooses to effect it and the Authorized Share Decrease Proposal is approved, the Board would decrease the number of authorized shares of Common Stock by filing the amendment to the Certificate of Incorporation, which is set forth in Appendix B to this Proxy Statement.

Only holders of shares of our Common Stock are entitled to vote on the Authorized Share Decrease Proposal.  Holders of shares of Preferred Stock do not have any voting rights with regard to the Authorized Share Decrease Proposal.

Reason for the Authorized Share Decrease

As a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of Common Stock authorized under the Certificate of Incorporation. If the Reverse Stock Split Proposal is approved by the stockholders and the Reverse Stock Split is implemented by the Board of Directors, the Board of Directors believes, based on current information, that we will need fewer authorized shares of Common Stock to meet our projected capital stock needs for capital-raising transactions, issuance of equity-based compensation and, to the extent opportunities may arise in the future, strategic transactions that may involve our issuance of stock-based consideration.

The proposed Authorized Share Decrease is also intended to conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by iBio and to ensure that iBio does not have, following implementation of the Reverse Stock Split, what some stockholders might view as an unreasonably high number of authorized but unissued shares of Common Stock. In the event that we need to increase our authorized shares of Common Stock in the future, we may, subject to stockholder approval, seek to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock. In addition, the Board of Directors believes that the reduction in the number of authorized shares of Common Stock may also reduce certain of our costs, such as annual franchise taxes paid to the State of Delaware.

The net effect of Proposals 1 and 2 will be that the number of shares of Common Stock available for issuance will be less than the number of shares of Common Stock available for issuance today. However, the Board of Directors believes that the Authorized Share Decrease will appropriately balance the needs for available shares for capital raising, strategic transactions, and equity incentive awards with the desire to avoid having an unreasonably high number of authorized shares. The Board of Directors believes that the number of available shares is appropriate to provide for our long-term needs and is in line with most similarly situated companies.

Effects of the Amendment

The Authorized Share Decrease (if it is approved by our stockholders at the Special Meeting) will not change any rights of any holder of Common Stock. Voting rights of the holders of the issued shares of Common Stock will remain the same.

The proposed amendment to the Certificate of Incorporation would decrease the total number of authorized shares of the Common Stock from 275,000,000 authorized shares of Common Stock to 22,000,000 authorized shares of Common Stock.

In implementing the Reverse Stock Split and the Authorized Share Decrease, the Board of Directors intends to provide for an appropriate number of authorized shares of Common Stock available for future issuance. However, the proposed Authorized Share Decrease could have adverse effects. As compared to if we undertook the Reverse Stock Split alone, we will have less flexibility to issue shares of Common Stock, including in connection with a potential merger or acquisition, other strategic transaction or follow-on offering if the number of authorized shares of the Common Stock is reduced. In the event that our Board of Directors determines that it would be in the best interests of iBio and its stockholders to issue a number of shares of Common Stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of shares of authorized Common Stock. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders with respect to capital raising, hiring of key executive officers, strategic transactions or other matters.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote on the matter either in person or by proxy is required to approve the Certificate of Amendment to effectuate the Authorized Share Decrease. Abstentions and broker non-votes (although no broker non-votes are expected to exist in connection with this Proposal since this is a routine matter for which brokers that vote at the Special Meeting may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will count as votes against the Authorized Share Decrease.  Outstanding shares of Preferred Stock have no voting rights with regard to the Authorized Share Decrease Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE, IMMEDIATELY FOLLOWING AND CONDITIONED UPON THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT, THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 275,000,000 TO 22,000,000 AS DESCRIBED IN THE PROXY STATEMENT, AS REVISED BY THIS SUPPLEMENT.

Voting Procedures

Your vote is important. If you have not already voted your shares, we encourage you to do so. If you have already voted your shares and do not wish to change your vote, no further action is necessary. If you wish to change your vote, you may revoke your proxy and change your vote by delivering a later-dated proxy or by voting at the Special Meeting. The later-dated proxy may be delivered by telephone, internet or mail as set forth below and in the Proxy Statement. You may revoke your proxy and change your vote if you are a recordholder at a later date or time by:

● ●

notifying our Corporate Secretary in writing at iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807;

submitting a properly executed proxy card with a later date, which proxy card is received prior to the date of the Special Meeting;

●

submitting a later-dated proxy via the internet at www.proxyvote.com and following the instructions on the proxy card to complete an electronic proxy card. You will be asked to provide the Company number and control number from the proxy card provided to you. Your internet proxy authorization must be received by 11:59 p.m. Eastern Time on June 29, 2022 to be counted;

●

submitting a later-dated proxy by telephone by dialing the toll-free number on the proxy card ((800) 690-6903) using a touch-tone phone and following the recorded instructions. You will be asked to provide the Company number and control number from the proxy card provided to you. Your telephone proxy authorization must be received by 11:59 p.m. Eastern Time on June 29, 2022 to be counted; or

●	if you wish to vote during the virtual Special Meeting, you can vote your shares at www.virtualshareholdermeeting.com/IBIO2022SM.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARE DECREASE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE.

SCAN TO
VIEW MATERIALS & VOTE

IBIO, INC.
8800 HSC PARKWAY
BRYAN, TX 77807

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/29/2022 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/IBIO2022SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/29/2022 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: Pursuant to our Bylaws, no other matters may be brought before the Special Meeting except those included in the Notice of Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

IBIO, INC.
Special Meeting of Stockholders
June 30, 2022 8:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas Isett, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent the undersigned as if personally present at the Special Meeting of Stockholders, and any postponement or adjournment thereof (the "Special Meeting") of iBio, Inc., a Delaware corporation. The Special Meeting will be held on June 30, 2022 at 8:30 a.m., Central Time, virtually via the internet at www.virtualshareholdermeeting.com/IBIO2022SM.

This proxy will be voted as directed, but if no direction is given it will be voted "FOR" proposals 1, 2 and 3. Pursuant to our Bylaws, no other matters may be brought before the Special Meeting, except those included in the Notice of Special Meeting and the corresponding proxy statement, the terms of each of which are incorporated by reference. The proxies cannot vote these shares unless you authorize a proxy to vote your shares by Internet or telephone or unless you sign this card on the reverse side and return it.

Continued and to be signed on reverse side